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                                                             Page 16 of 17 Pages

                                   Exhibit B


         Each of the undersigned hereby agrees that the Schedule 13D dated August 30, 1999, to which this Agreement is attached as Exhibit B, and any amendments thereto, may be filed on behalf of such person.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: August 30, 1999
                                 BEACON ENERGY INVESTORS, LLC
                                 By: Energy Fund GP, Inc., a Member


                                    /s/ Preston R. Miller, Jr.
                                 ------------------------------------------
                                 Name: Preston R. Miller, Jr.
                                 Title:  Managing Director


                                 THE BEACON GROUP ENERGY INVESTMENT FUND, L.P.
                                 By: Beacon Energy Investors, LLC, its general partner
                                 By:  Energy Fund GP, Inc., a Member


                                    /s/ Preston R. Miller, Jr.
                                 ------------------------------------------
                                 Name: Preston R. Miller, Jr.
                                 Title:  Managing Director


                                 ENERGY FUND SUB, INC.


                                    /s/ Preston R. Miller, Jr.
                                 ------------------------------------------
                                 Name: Preston R. Miller, Jr.
                                 Title:  Managing Director


                                 MPC PARTNERS, LP
                                 By: Energy Fund Sub, Inc., its general partner


                                    /s/ Preston R. Miller, Jr.
                                 ------------------------------------------
                                 Name: Preston R. Miller, Jr.
                                 Title:  Managing Director



                                 ALLIANCE RESOURCE HOLDINGS, INC.


                                  /s/ Thomas L. Pearson
                                 ------------------------------------------
                                 Name: Thomas L. Pearson
                                 Title:  Senior Vice President--Law and
                                         Administration, General Counsel and
                                         Secretary
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                                                             PAGE 17 OF 17 PAGES



                                 ALLIANCE RESOURCE GP, LLC
                                 By:   Alliance Resource Holdings, Inc.,
                                       its sole member


                                    /s/ Thomas L. Pearson
                                 ------------------------------------------
                                 Name: Thomas L. Pearson
                                 Title:  Senior Vice President--Law and
                                         Administration, General Counsel and
                                         Secretary